                   SECURITIES AND EXCHANGE COMMISSION PRIVATE
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 23, 1998
                                                          --------------


                        PERSONNEL GROUP OF AMERICA, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       001-13956               56-1930691
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                          6302 Fairview Road, Suite 201
                         Charlotte, North Carolina 28210
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (704) 442-5100
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
      ---------------------------------------------------------------------
              (Former name or address, if changed from last report)

Item 5.           Other Events.

         Personnel Group of America, Inc. issued a press release on April 23, 1998 (a copy of which is attached as Exhibit 99.1) and a press release on May 8, 1998 (a copy of which is attached as Exhibit 99.2), the contents of which are incorporated herein by reference.

Item 7.           Exhibits.

         The following exhibits are filed as part of this report.

         Exhibit 99.1 -- Press release dated April 23, 1998

         Exhibit 99.2 -- Press release dated May 8, 1998

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 8, 1998

                                    PERSONNEL GROUP OF AMERICA, INC.

                                    By: /s/ KEN R. BRAMLETT, JR.
                                        ----------------------------
                                        Ken R. Bramlett, Jr.
                                        Senior Vice President

                                  Exhibit Index

         Exhibit                                               Exhibit No.
         -------                                               -----------
         Press release dated April 23, 1998                       99.1

         Press release dated May 8, 1998                          99.2